Exhibit 99.1

UNION PACIFIC REPORTS THIRD QUARTER EARNINGS

Sets Record Third Quarter Operating Ratio in Tough Economy

FOR IMMEDIATE RELEASE

Third Quarter 2009 Highlights

•	Operating income totaled $967 million, down 20 percent.

•	Net income declined 26 percent to $517 million.

•	Ongoing productivity initiatives, pricing gains and lower diesel fuel prices contributed to a record third quarter operating ratio of 73.7 percent.

•	Customer Satisfaction Index of 88 is an all-time best, up 5 points.

Omaha, Neb., October 22, 2009 – Union Pacific Corporation (NYSE: UNP) today reported 2009 third quarter net income of $517 million, or $1.02 per diluted share, compared to $703 million, or $1.38 per diluted share in the third quarter 2008.

“Union Pacific’s third quarter results were clearly affected by the global recession and related decline in our rail traffic,” said Jim Young, Union Pacific chairman and chief executive officer. “In the face of that challenge, the Union Pacific team achieved a record third quarter operating ratio, as well as record customer satisfaction levels, by concentrating on our business fundamentals of safety, service, value and productivity.”

Third Quarter Summary

All six of Union Pacific’s business groups continue to be impacted by the slowdown in the global economy. Third quarter 2009 operating revenues totaled $3.7 billion versus $4.8 billion in the third quarter 2008. In addition:

•

Business volumes, as measured by total revenue carloads, were down 15 percent versus the third quarter 2008. Reflecting lower volumes, year-over-year freight revenues declined 25 percent to $3.5 billion in the third quarter 2009. Lower fuel surcharge revenue in the third quarter, down $590 million year-over-year, contributed substantially to the decline.

-more-

•	Quarterly diesel fuel prices decreased 49 percent from an average of $3.70 per gallon in the third quarter 2008 to an average of $1.87 per gallon.

•	Union Pacific’s operating ratio improved 1.2 points to a third quarter record 73.7 percent, primarily due to ongoing efficiency initiatives, pricing gains and lower diesel fuel prices.

•	The Company’s Customer Satisfaction Index improved 5 points to 88, a quarterly best.

•

Quarterly train speed, as reported to the Association of American Railroads, was 27.4 mph, up 3.7 mph or 16 percent versus the third quarter 2008. This improvement reflected productivity and operational improvements as well as lower volumes.

Summary of Third Quarter Freight Revenues

•	Chemicals was down 16 percent.

•	Energy was down 21 percent.

•	Intermodal was down 22 percent.

•	Agricultural was down 23 percent.

•	Automotive was down 30 percent.

•	Industrial Products was down 39 percent.

Outlook

“As we enter the final quarter of 2009, business volumes seem to have stabilized, but at very low levels for Union Pacific,” Young said. “In this weak economic environment, we remain committed to maintaining a strong balance sheet and a solid cash position. Operationally, we are dedicated to leveraging the competitive advantages of our network as a safe, fuel efficient and environmentally friendly freight transportation provider, to attract new business, increase productivity and offer excellent customer service.”

-more-

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Investor contact is Jennifer Hamann, (402) 544-4227.

Media contact is Donna Kush, (402), 544-3753.

-more-

This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the Corporation’s outlook regarding economic conditions and future business volumes, future productivity and operating performance, competitiveness and quality of its service, and its ability to maintain its balance sheet and cash position and to attract new business. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2008, which was filed with the SEC on February 6, 2009. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our Web site are provided for convenience and, therefore, information on or available through the Web site is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2009	2008	%		2009	2008	%
Operating Revenues
Freight revenues	$ 3,471	$ 4,630	(25)%		$ 9,832	$ 13,038	(25)%
Other revenues	200	216	(7)		557	646	(14)
Total operating revenues	3,671	4,846	(24)		10,389	13,684	(24)
Operating Expenses
Compensation and benefits	999	1,123	(11)		3,045	3,356	(9)
Fuel	466	1,135	(59)		1,222	3,251	(62)
Purchased services and materials	403	481	(16)		1,193	1,444	(17)
Depreciation	367	348	5		1,067	1,034	3
Equipment and other rents	290	326	(11)		914	1,006	(9)
Other	179	218	(18)		558	659	(15)
Total operating expenses	2,704	3,631	(26)		7,999	10,750	(26)
Operating income	967	1,215	(20)		2,390	2,934	(19)
Other income	14	23	(39)		172	67	F
Interest expense	(156)	(130)	20		(447)	(384)	16
Income before income taxes	825	1,108	(26)		2,115	2,617	(19)
Income taxes	(308)	(405)	(24)		(768)	(940)	(18)
Net income	$ 517	$ 703	(26)%		$ 1,347	$ 1,677	(20)%

Share and Per Share
Earnings per share - basic	$ 1.03	$ 1.39	(26)%		$ 2.68	$ 3.27	(18)%
Earnings per share - diluted	$ 1.02	$ 1.38	(26)		$ 2.67	$ 3.24	(18)
Weighted average number of shares - basic	503.1	506.6	(1)		502.9	513.1	(2)
Weighted average number of shares - diluted	507.0	511.3	(1)		505.4	517.8	(2)
Dividends declared per share	$ 0.27	$ 0.27	-		$ 0.81	$ 0.71	14

Operating Ratio	73.7%	74.9%	(1.2) p	ts	77.0%	78.6%	(1.6) pts
Effective Tax Rate	37.3%	36.6%	0.7 p	ts	36.3%	35.9%	0.4 pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2009	2008	%	2009	2008	%
Freight Revenues (Millions)
Agricultural	$ 649	$ 848	(23)%	$ 1,928	$ 2,382	(19)%
Automotive	227	324	(30)	552	1,039	(47)
Chemicals	551	659	(16)	1,563	1,916	(18)
Energy	831	1,051	(21)	2,353	2,827	(17)
Industrial Products	557	906	(39)	1,634	2,556	(36)
Intermodal	656	842	(22)	1,802	2,318	(22)
Total	$ 3,471	$ 4,630	(25)%	$ 9,832	$ 13,038	(25)%
Revenue Carloads (Thousands)
Agricultural	215	243	(12)%	630	719	(12)%
Automotive	124	153	(19)	314	517	(39)
Chemicals	202	224	(10)	570	690	(17)
Energy	531	615	(14)	1,522	1,758	(13)
Industrial Products	235	329	(29)	686	979	(30)
Intermodal	728	834	(13)	2,012	2,441	(18)
Total	2,035	2,398	(15)%	5,734	7,104	(19)%
Average Revenue per Car
Agricultural	$ 3,026	$ 3,486	(13)%	$ 3,062	$ 3,314	(8)%
Automotive	1,827	2,114	(14)	1,759	2,010	(12)
Chemicals	2,730	2,951	(7)	2,742	2,778	(1)
Energy	1,564	1,709	(8)	1,546	1,608	(4)
Industrial Products	2,367	2,747	(14)	2,381	2,609	(9)
Intermodal	901	1,010	(11)	896	950	(6)
Average	$ 1,706	$ 1,931	(12)%	$ 1,715	$ 1,835	(7)%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Assets
Cash and cash equivalents	$ 1,435	$ 1,249
Other current assets	1,782	1,564
Investments	1,013	974
Net properties	37,122	35,701
Other assets	337	234
Total assets	$ 41,689	$ 39,722

Liabilities and Common Shareholders’ Equity
Debt due within one year	$ 173	$ 320
Other current liabilities	2,575	2,560
Debt due after one year	9,620	8,607
Deferred income taxes	10,595	10,282
Other long-term liabilities	2,297	2,506
Total liabilities	25,260	24,275
Total common shareholders’ equity	16,429	15,447
Total liabilities and common shareholders’ equity	$ 41,689	$ 39,722

Debt to Capital	37.3%	36.6%
Adjusted Debt to Capital*	46.9%	47.4%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions of Dollars, For the Periods Ending September 30,	Year-to-Date
	2009	2008
Operating Activities
Net income	$ 1,347	$ 1,677
Depreciation	1,067	1,034
Deferred income taxes	314	325
Other - net	(506)	2
Cash provided by operating activities	2,222	3,038

Investing Activities
Capital investments	(1,831)	(2,017)
Other - net	90	8
Cash used in investing activities	(1,741)	(2,009)

Financing Activities
Debt issued	843	1,340
Common shares repurchased	-	(1,410)
Debt repaid	(826)	(735)
Dividends paid	(408)	(344)
Other - net	96	99
Cash used in financing activities	(295)	(1,050)

Net change in cash and cash equivalents	186	(21)
Cash and cash equivalents at beginning of year	1,249	878
Cash and cash equivalents end of period	$ 1,435	$ 857

Free Cash Flow*
Cash provided by operating activities	$ 2,222	$ 3,038
Cash used in investing activities	(1,741)	(2,009)
Dividends paid	(408)	(344)
Free cash flow	$ 73	$ 685

*	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2009	2008	%	2009	2008	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	218,810	262,355	(17)%	626,242	776,728	(19)%
Employees (average)	43,248	48,324	(11)	43,989	48,697	(10)
GTMs (millions) per employee	5.06	5.43	(7)	14.24	15.95	(11)
Customer satisfaction index	88	83	5 pts	87	82	5 pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.87	$ 3.70	(49)%	$ 1.65	$ 3.36	(51)%
Fuel consumed in gallons (millions)	242	297	(19)	723	940	(23)
Fuel consumption rate*	1.107	1.131	(2)	1.155	1.210	(5)

AAR Reported Performance Measures
Average train speed (miles per hour)	27.4	23.7	16%	27.3	22.9	19%
Average terminal dwell time (hours)	24.5	24.4	-	24.4	24.7	(1)
Average rail car inventory (thousands)	281.5	300.4	(6)	283.2	303.3	(7)

Revenue Ton-Miles (Millions)
Agricultural	19,563	22,431	(13)%	58,484	67,027	(13)%
Automotive	2,619	3,278	(20)	6,566	10,814	(39)
Chemicals	12,544	13,668	(8)	36,024	42,166	(15)
Energy	57,391	67,887	(15)	164,134	192,969	(15)
Industrial Products	13,479	18,648	(28)	39,444	55,293	(29)
Intermodal	18,411	19,875	(7)	51,009	59,164	(14)
Total	124,007	145,787	(15)%	355,661	427,433	(17)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2009
In Millions, Except per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$ 3,240	$ 3,121	$ 3,471	$ 9,832
Other revenues	175	182	200	557
Total operating revenues	3,415	3,303	3,671	10,389
Operating Expenses
Compensation and benefits	1,070	976	999	3,045
Fuel	386	370	466	1,222
Purchased services and materials	399	391	403	1,193
Depreciation	345	355	367	1,067
Equipment and other rents	317	307	290	914
Other	226	153	179	558
Total operating expenses	2,743	2,552	2,704	7,999
Operating income	672	751	967	2,390
Other income	23	135	14	172
Interest expense	(141)	(150)	(156)	(447)
Income before income taxes	554	736	825	2,115
Income tax expense	(192)	(268)	(308)	(768)
Net income	$ 362	$ 468	$ 517	$ 1,347

Share and Per Share
Earnings per share - basic	$ 0.72	$ 0.93	$ 1.03	$ 2.68
Earnings per share - diluted	$ 0.72	$ 0.92	$ 1.02	$ 2.67
Weighted average number of shares - basic	502.7	502.9	503.1	502.9
Weighted average number of shares - diluted	504.6	505.3	507.0	505.4
Dividends declared per share	$ 0.27	$ 0.27	$ 0.27	$ 0.81

Operating Ratio	80.3%	77.3%	73.7%	77.0%
Effective Tax Rate	34.7%	36.4%	37.3%	36.3%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2009
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$ 661	$ 618	$ 649	$ 1,928
Automotive	162	163	227	552
Chemicals	513	499	551	1,563
Energy	807	715	831	2,353
Industrial Products	546	531	557	1,634
Intermodal	551	595	656	1,802
Total	$ 3,240	$ 3,121	$ 3,471	$ 9,832
Revenue Carloads (Thousands)
Agricultural	212	203	215	630
Automotive	97	93	124	314
Chemicals	180	188	202	570
Energy	521	470	531	1,522
Industrial Products	222	229	235	686
Intermodal	615	669	728	2,012
Total	1,847	1,852	2,035	5,734
Average Revenue per Car
Agricultural	$ 3,116	$ 3,045	$ 3,026	$ 3,062
Automotive	1,675	1,755	1,827	1,759
Chemicals	2,843	2,659	2,730	2,742
Energy	1,550	1,520	1,564	1,546
Industrial Products	2,459	2,319	2,367	2,381
Intermodal	897	889	901	896
Average	$ 1,755	$ 1,685	$ 1,706	$ 1,715

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Debt / Capital, Reconciliation to GAAP*
	Sep. 30,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Debt (a)	$ 9,793	$ 8,927
Equity	16,429	15,447
Capital (b)	$ 26,222	$ 24,374
Debt to capital (a/b)	37.3%	36.6%

*	Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt / Capital, Reconciliation to GAAP*
	Sep. 30,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Debt	$ 9,793	$ 8,927
Net present value of operating leases	3,604	3,690
Value of sold receivables	400	584
Unfunded pension and OPEB	733	733
Adjusted debt (a)	$ 14,530	$ 13,934
Equity	16,429	15,447
Adjusted capital (b)	$ 30,959	$ 29,381
Adjusted debt to capital (a/b)	46.9%	47.4%

*

Total debt plus net present value of operating leases plus value of sold receivables plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus value of sold receivables plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.3% at September 30, 2009 and 8.0% at December 31, 2008, respectively. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.